Exhibit 99.1

FORM OF INSTRUCTIONS AS TO USE OF

SPERO THERAPEUTICS, INC.

SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT, YOUR BANK OR YOUR BROKER AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by Spero Therapeutics, Inc., a Delaware corporation (the “Company”), to the holders of record (the “Recordholders”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), Series A convertible preferred stock, par value $0.001 per share (the “Series A Preferred Stock”), and Series B convertible preferred stock, par value $0.001 per share (the “Series B Preferred Stock”), as described in the prospectus supplement (and the accompanying prospectus) dated February 11, 2020 (the “Prospectus”).

In the Rights Offering, Recordholders as of 5:00 p.m., New York time, on February 10, 2020 (the “Record Date”), are receiving, at no charge, non-transferable subscription rights (the “Rights”) to subscribe for and purchase up to an aggregate of 3,333,333 shares of Common Stock and up to an aggregate of 3,333 shares of non-voting Series C convertible preferred stock, par value $0.001 per share (the “Series C Preferred Stock”) (collectively, the “Rights Offering Shares”), pursuant to the Subscription Right (as defined below).

The Rights are evidenced by non-transferable Rights certificates (the “Rights Certificates”). The number of Rights to which you are entitled is printed on the face of your Rights Certificate.

The Rights will expire if not exercised prior to 5:00 p.m., New York time, on March 2, 2020, unless extended by the Company (the “Expiration Time”).

Each Recordholder will receive 0.152 Rights for each share of Common Stock, Series A Preferred Stock and Series B Preferred Stock owned of record by such Recordholder as of 5:00 p.m., New York time, on the Record Date. The total number of Rights issued to each Recordholder will be rounded down to the nearest whole number. Each whole Right allows the holder thereof to subscribe for one share of Common Stock at the cash price of $9.00 per share (the “Subscription Price”) (or an equivalent number of shares of Series C Preferred Stock on the terms described in the Prospectus) (the “Subscription Right”). Any holder that, following such exercise of such holder’s Subscription Right, would be or become a holder of greater than 9.99% of the outstanding number of shares of the Common Stock may elect to instead purchase non-voting Series C Preferred Stock at a purchase price of $9,000 per share (ratably adjusted for fractional shares), and any such holder so electing would have a right to purchase one one-thousandth of a share of Series C Preferred Stock for each share of Common Stock it had a right to purchase in the Rights Offering.

Each holder of Rights will be required to submit payment in full to the Subscription Agent for all the Rights Offering Shares such holder of Rights wishes to buy pursuant to the exercise of its Subscription Right, which payment must be received by the Subscription Agent (and which payment must clear) prior to the Expiration Time.

The Company will not be required to issue Rights Offering Shares to you if the Subscription Agent does not receive your subscription payment (whether delivered directly if you are a Recordholder or indirectly through your broker, dealer, custodian bank or other nominee if you are a beneficial owner but not a Recordholder) prior to the Expiration Time, regardless of when you send the subscription payment and related documents. The Company may extend the Expiration Time by giving oral or written notice to the Subscription Agent prior to the Expiration Time. If the Company elects to extend the Expiration Time, it will issue a press release announcing such extension.

YOUR RIGHTS CERTIFICATE AND SUBSCRIPTION PRICE PAYMENT FOR EACH RIGHT THAT IS EXERCISED PURSUANT TO THE SUBSCRIPTION RIGHT, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, PRIOR TO THE EXPIRATION TIME.

ONCE A HOLDER OF RIGHTS HAS EXERCISED ITS SUBSCRIPTION RIGHT, SUCH EXERCISE MAY NOT BE REVOKED.

RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION TIME OF THE RIGHTS OFFERING WILL EXPIRE AND WILL BE OF NO VALUE.

1. Method of Subscription – Exercise of Rights.

To exercise Rights, complete your Rights Certificate and send the properly completed and executed Rights Certificate evidencing such Rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each Rights Offering Share subscribed for pursuant to the Subscription Right, to the Subscription Agent, prior to the Expiration Time. Payment of the Subscription Price will be held in a segregated account to be maintained by the Subscription Agent.

All payments must be made in U.S. dollars for the full number of Rights Offering Shares being subscribed for by personal check payable to “Computershare Trust Company, N.A. (acting as subscription agent for Spero Therapeutics, Inc.).”

Payments will be deemed to have been received upon clearance of any uncertified check.

Please note that the funds paid by uncertified personal check may take five or more business days to clear. Accordingly, we urge you to make payment sufficiently in advance of the Expiration Time to ensure that such payment is received and clears by such date.

All Rights Certificates, payments of the Subscription Price and nominee holder certifications, to the extent applicable to your exercise of Rights, must be delivered by mail or overnight courier to the Subscription Agent as follows:

By Mail:

Computershare Trust Company, N.A.

c/o Corporate Actions Voluntary Offer; COY: SPRO

P.O. Box 43011

Providence, RI 02940-3011

By Overnight Courier:

Computershare Trust Company, N.A.

c/o Corporate Actions Voluntary Offer; COY: SPRO

150 Royall Street, Suite V

Canton, MA 02021

Delivery to an address other than the address above does not constitute valid delivery.

If you have any questions, require assistance regarding the method of exercising Rights or require additional copies of relevant documents, please contact the Information Agent, Alliance Advisors LLC, at 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003, or by phone at 800-574-6215.

By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Rights on your behalf.

Brokers, custodian banks and other nominee holders who exercise the Subscription Right on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and the Company as to the aggregate number of Rights that have been exercised pursuant to the Subscription Right by each beneficial owner of Rights (including such nominee itself) on whose behalf such nominee holder is acting.

If you do not indicate the number of Rights being exercised, or do not forward full payment of the Subscription Price for all of the Rights you purport to exercise, then you will be deemed to have exercised your Rights with respect to the maximum number of whole Rights that may be exercised with the aggregate amount of Subscription Price you delivered to the Subscription Agent.

If the Company does not apply your full Subscription Price payment to your purchase of Rights Offering Shares, the excess subscription payment received by the Subscription Agent will be returned to you, without interest or penalty, as soon as practicable.

2. Issuance of Rights Offering Shares.

All Rights Offering Shares that you purchase in the Rights Offering will be issued in book-entry, or uncertificated, form. When issued, the Rights Offering Shares will be registered in the name of the Recordholder. As soon as practicable after the expiration of the Rights Offering (including after all prorations and adjustments contemplated by the terms of the Rights Offering, as described in the Prospectus, have been effected), the Subscription Agent will arrange for the issuance of the Rights Offering Shares allotted to the holders exercising their Subscription Rights in the Rights Offering.

As soon as practicable after the Expiration Time and after all prorations and adjustments contemplated by the terms of the Rights Offering, as described in the Prospectus, have been effected, any excess subscription payment received by the Subscription Agent will be returned, without interest or penalty.

3. Non-Transferability of Rights.

The Rights are exercisable only by Recordholders, and you may not sell, transfer, assign or otherwise dispose of your Rights to anyone else.

4. Execution.

(a) Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless the Company, in its sole discretion, dispenses with proof of authority.

(c) Signature Guarantees. If you completed any portion of Form 2 of the Rights Certificate, your signature must be guaranteed by an eligible institution participating in the medallion guarantee program if you specify special delivery instructions.

5. Method of Delivery.

The method of delivery of Rights Certificates and payment of the aggregate Subscription Price to the Subscription Agent will be at the election and risk of the holder of Rights. Payment by uncertified personal check will not be deemed to have been received by the Subscription Agent until the check has cleared. Any personal check used to pay for Rights Offering Shares must clear the appropriate financial institutions prior to the Expiration Time. The clearinghouse may require five or more business days. We urge you to make payment sufficiently in advance of the Expiration Time to ensure such payment is received and clears by such date.

6. Determinations Regarding the Exercise of Your Rights.

The Company will decide, in its sole discretion, all questions concerning the timeliness, validity, form and eligibility of the exercise of your Rights. Any such determinations by the Company will be final and binding. The Company, in its sole discretion, may waive, in any particular instance, any defect or irregularity or permit, in any particular instance, a defect or irregularity to be corrected within such time as the Company may determine. The Company will not be required to make uniform determinations in all cases. The Company may reject the exercise of any of your Rights because of any defect or irregularity.

The Company will not accept any exercise of Rights until all irregularities have been waived by the Company or cured by you within such time as the Company decides, in its sole discretion.

Neither the Company, the Subscription Agent nor the Information Agent will be under any duty to notify you of any defect or irregularity in connection with your submission of Rights Certificates, and none of them will be liable for failure to notify you of any defect or irregularity. The Company reserves the right to reject your exercise of Rights if the Company determines that your exercise is not in accordance with the terms of the Rights Offering, as set forth in the Prospectus and these Instructions as to Use, or in proper form. The Company will also not accept the exercise of your Rights if the Company’s issuance of Rights Offering Shares to you could be deemed unlawful under applicable law.

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